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                        FORM OF SECTION 906 CERTIFICATION

                                                              EX-99.906CERT MAIL

Michael S. Daubs, President, and Mary E. Hoffmann, Treasurer, of Ultra Series Fund (the "Registrant"), to the best of their knowledge, each certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2005 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

PRESIDENT                               TREASURER


/s/ Michael S. Daubs                    /s/ Mary E. Hoffmann
-------------------------------------   ----------------------------------------
Michael S. Daubs                        Mary E. Hoffmann

Date: February 20, 2006                 Date: February 21, 2006